UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Patrick F. Quan

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Developed economies are
fueling global growth.

Special feature page 4

SMALLCAP World Fund® Annual report for the year ended September 30, 2013

SMALLCAP World Fund seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Developed economies are fueling global growth.

Contents

1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
17	Financial statements
35	Board of directors and other officers

Fellow investors:

Economic activity improved across the globe during SMALLCAP World Fund’s most recent fiscal year, prompting equity rallies in several major markets. In that environment, the fund produced a total return of 26.3% for the 12-month period ended September 30, 2013. This figure assumes the reinvestment of dividends, which totaled 54 cents a share for the fiscal year.

By way of comparison, the MSCI All Country World Small Cap Index, an unmanaged measure of global small-capitalization stocks, saw a total return of 25.0% for the same period. The index does not include management fees or other expenses. The Lipper Global Small-/Mid-Cap Funds Average, the fund’s peer group, returned 24.1%. The fund also surpassed the Lipper peer group measure over five- and 10-year periods, as well as through the lifetime of the fund.

The fund has changed its peer group category from the Lipper Global Small-Cap Funds Average to the Lipper Global Small-/Mid-Cap Funds Average; we feel that the latter category includes funds with investment objectives and strategies more similar to that of SMALLCAP World Fund.

The year in review

The strong equity rallies in markets around the world were spurred on by quantitative easing (QE), a monetary policy deployed by a number of the largest central banks in order to keep interest rates low and, ideally, restore confidence and economic growth. Concerns persist that a variety of economic problems — from a slowdown in developing nations’ growth to a spike in energy prices — could potentially derail the continued economic recovery from the 2008 financial crisis.

The United States has seen a strong equity rally over the past year, though economic growth has remained muted. In the spring, the Federal Reserve began to discuss tapering off QE by cutting back on bond repurchasing, though has backtracked somewhat since. The Fed’s benchmark rate remains steady, and it’s likely that stronger, more consistent economic improvement, particularly with regard to unemployment, will be needed before the Fed changes policy.

Europe continued to work through its fiscal and monetary issues, and with fewer headline crises than in past years, though economic growth in many nations remains poor. Peripheral European nations

Results at a glance

For periods ended September 30, 2013, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	26.3%	12.3%	11.0%	9.9%
MSCI All Country World Small Cap Index*	25.0	12.5	11.1	n/a
Lipper Global Small-/Mid-Cap Funds Average	24.1	10.9	9.7	9.7

*	The market index is unmanaged and, therefore, has no expenses. It is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.

SMALLCAP World Fund	1

endured deflationary and fiscal pressures, brought on by broader euro-zone policies, which will take time to work through. Equities in emerging markets began to sell off somewhat during the year, as the potential for rising rates in the U.S. prompted concerns that the flow of new credit in developing nations would be stemmed. For more on the interplay between developed and emerging markets, we suggest you turn to our special feature, beginning on page 4.

How the fund responded

The equities held by SMALLCAP World Fund originate from 40 different nations around the world. Just over 45% of the fund’s holdings were in U.S. equities, and these provided some of the strongest returns for the fund. The fund’s Japanese holdings, while just 3.9% of the portfolio, were among the strongest contributors as well. The weakest returns — while still positive overall — came from emerging markets.

The fund continues to be broadly diversified across sectors as well as geography. Consumer discretionary stocks, which represented 21% of the portfolio, provided the largest returns, while health care stocks, at 13% of the portfolio, were also strong contributors. The fund’s holdings in the energy sector, representing 5% of the portfolio, detracted from overall returns.

Among individual equities, each of the fund’s top 10 holdings produced positive returns. A number of the top holdings were up substantially including Netflix, which gained 468.0% in market value for the period; top holding ENN Energy Holdings returned 32.0%. Among detractors, Ophir Energy lost 45.0%.

The road ahead

The current market environment reflects a maturing bull market. Investors remain ambivalent about the prospects for stronger economic growth — and perhaps rightly so. This has kept many investors from delving into small-cap stocks more fully. There is, we believe, room for the current bull market to continue.

Of course, short-term projections of economic growth and stock market returns are notoriously difficult to make with a great deal of certainty. Our overwhelming focus remains on building a portfolio of small-cap investments that we believe can deliver robust absolute returns over the medium to long term. While this can be a challenging task in a fast-changing world, we remain convinced that continued change will allow for the creation of small companies that, in our view, could grow into rewarding investments for our shareholders.

It’s worth noting that prices of small-capitalization stocks historically have been more volatile than those of their large-cap counterparts, and this may be the case going forward. That said, and despite the difficult market environments over the past decade, the fund’s returns surpass those of certain large-cap measures, such as the MSCI EAFE (Europe, Australasia, Far East) Index. The fund’s returns have beaten those of the MSCI EAFE over one-, three-, five- and 10-year periods, and over the lifetime of the fund. The fund’s average annual total return has been 11.0% over the past decade, materially ahead of the official rate of inflation.

In closing, we thank you for the confidence you have placed in us; it is an honor and responsibility we take very seriously.

Sincerely,

Jonathan Knowles

Vice Chairman of the Board

Gregory W. Wendt
President

November 8, 2013

For current information about the fund, visit americanfunds.com.

Where are SMALLCAP’s holdings located?

	As of September 30, 2013	Percent of net assets
▀	United States	46.3%
▀	Asia & Pacific Basin	20.6
▀	Europe	20.3
▀	Other (including Canada & Latin America)	4.9
▀	Short-term securities & other assets less liabilities	7.9

	As of September 30, 2012	Percent of net assets
▀	United States	44.9%
▀	Asia & Pacific Basin	21.7
▀	Europe	18.6
▀	Other (including Canada & Latin America)	6.3
▀	Short-term securities & other assets less liabilities	8.5

Largest equity holdings

Percent of net assets
Netflix	1.5%
Regeneron Pharmaceuticals	1.4
Lions Gate Entertainment	1.1
ENN Energy Holdings	1.0
AAC Technologies Holdings	.9
Domino’s Pizza	.8
Tesla	.8
DSW	.8
ASOS	.7
Incyte	.7

2	SMALLCAP World Fund

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2013, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $86,795 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Results reflect dividends net of withholding taxes. Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2013)*

	1 year	5 years	10 years

Class A shares	19.01%	10.93%	10.32%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.13% for Class A shares as of the prospectus dated December 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

SMALLCAP World Fund	3

Developed economies are fueling global growth.

Developed economies are showing better growth compared to emerging markets. But regardless of economic cycles, developed economies played host to some of the most influential, innovative companies in the world.

For more than a decade, investors in small-capitalization stocks have looked to emerging markets for new, high-growth companies — and with great success. Such companies have been, and will continue to be, a staple of SMALLCAP World Fund. Yet with economic growth slowing in many developing nations, it’s the companies from the developed world — the U.S. and Japan in particular — that have thrived.

“The benefits of going global are clear, and you can see it in the long-term results of this fund,” says portfolio manager Greg Wendt, “but right now, equities from developed markets have done particularly well, and we’ve been able to take advantage of that because we continued to do our research.”

“To be clear, economic growth doesn’t always correlate well to stock market returns, but what we’re seeing in the developed world is encouraging,” says portfolio manager Jonathan Knowles. “Really, those areas of the world always have been home to those really great, really ‘disruptive’ companies that not only can grow, but can change the world by creating new markets and, in essence, changing the way people do things.”

A Japanese renaissance?

Second acts have become almost commonplace in American politics, but remain very rare in Japan. Yet Shinzo Abe, Japan’s prime minster, returned to power last year in a convincing vote, one that gave him a mandate to try to lift Japan out of two decades of economic malaise. And he’s taking major, sometimes controversial, steps to do it.

“For years, you had companies dealing with little-to-no growth and a strong currency that harmed exports. Out of that, you ended up with some highly efficient companies,” says portfolio manager Blair Frank. “If you spur the economy and weaken the currency, those companies could see huge amounts of growth without really having to do a lot.”

The success of Abe’s “three-arrow” policy — monetary stimulus, more government spending and regulatory reform to encourage investment —remains to be seen, but already there’s been a sense of confidence in Japan not seen in years. “Up until a few weeks ago, I had my doubts, but I went to Japan and talked with a lot of companies there,” says portfolio manager Brady Enright, who notes the fund has maintained a

4	SMALLCAP World Fund

consistent presence in Japan for many years. “And time and again, they’re reporting the first signs of improvements, whether it’s an increase in sales or loan volume. It’s different.”

The government’s moves could benefit small companies like fund holding MonotaRO, an online and mail-order distributor of industrial parts. The company exploited a niche in parts distribution — commonly done via catalogs and wholesalers in Japan —by making online ordering easy and promising same- or next-day delivery on large portions of their inventory.

“MonotaRO is a great example of why we need to be doing research all around the world, not just in places that are doing well,” says investment analyst Roz Hongsaranagon. “We actually heard about them from another company, and we found nobody else had done any research on them. We don’t have to rely on a strong Japanese economy with this company, but if the economy does get better, growth could accelerate.”

Disruptive companies at home

Equities from the United States have been a staple of SMALLCAP World Fund for a number of reasons. The U.S. boasts a business-friendly regulatory environment and a highly educated workforce. It also has a history of incubating disruptive companies.

“One of the things I’ve always tried to do is find those acorns that can turn into oaks,” Jonathan says. “Perhaps more than anywhere else, they tend to be in the United States.”

With emerging-market economic growth slowing, the U.S. is on its way to becoming an engine of global growth once more. SMALLCAP’s portfolio managers and investment analysts have identified areas in which the U.S. has excelled recently: cloud computing, “big data,” health-care innovation and energy development.

“You see emerging markets come to the fore now and then, but it’s in the developed world where you see those companies pushing the envelope,” says investment analyst Andraz Razen. “There’s been a network of innovation here for more than 200 years.”

Tesla, for example, was founded by a South African who chose to set up shop in Silicon Valley because of the network of software programmers and innovators there. Andraz believes the big difference

SMALLCAP World Fund	5

between the electric vehicle maker and its competitors is that it leverages the software know-how in the region to create a more efficient vehicle.

“You see the same story in biotech, where a wave of innovation is occurring. Every month we hear from companies that are developing promising new approaches to treating diseases that historically have been very debilitating or lethal,” Brady adds. “Or in energy, where innovation around shale and fracking are altering the world’s supply-and-demand balance for fossil fuels. The rest of the world remains three to five years behind the United States. These are the disruptors, the ones who can start with a clean sheet of paper and do something different without a legacy business to worry about.”

Europe in recovery

Economic growth in Europe remains stymied as the euro zone recovers from not only the global economic recession but also the banking crises there. Yet as with Japan, the fund’s research efforts have spanned many economic cycles. And there are glimmers of optimism.

“Certainly, the economies in Europe have been through a lot, but many of them have also done the right things to come out of it,” Jonathan says. “Take a look at Ireland. They’ve bottomed out and done the right things, cut their imports, cut their pay. And now they have a current-account surplus, they’re saving again and they’ve rebalanced their economy.

Even in Spain, with such high unemployment, they’re recapitalizing the banks and starting to turn a corner.”

And even in the midst of tough times, there are small-capitalization companies that have made their mark. In the United Kingdom, online fashion retailer ASOS has gathered numerous brands alongside its own house label and paired it with free shipping. The company, whose initials stand for “As Seen On Screen,” specializes in finding or duplicating trends depicted in the media. The company has expanded from the U.K. to the U.S., Australia and elsewhere.

“I first met with ASOS in the summer of 2008. There weren’t many successful companies around to compare ASOS with, unfortunately. On the contrary,

6	SMALLCAP World Fund

Finding favor: developed versus emerging market equities

Individual equities, certain industries, even entire geographic regions can come into — or fall out of — favor among equity investors. This chart illustrates the give-and-take between developed economy stocks, as represented by the MSCI World Small Cap Index, and emerging markets equities, as represented by the MSCI Emerging Markets Small Cap Index. While these trends are noteworthy, SMALLCAP World Fund continues to research potential investments throughout the world, in part so that there are portions of the portfolio poised to potentially make gains during different market environments.

Source: MSCI

The market indexes are unmanaged and, therefore, have no expenses. Results for MSCI indexes reflect dividends net of withholding taxes.

*	Based on periods that align with SMALLCAP World Fund’s fiscal year (October 1–September 30).

I found a lot of unsuccessful ones — but ASOS felt very different. I was struck by the strength and professionalism of its management team, who built the company on solid foundations — sophisticated supply chain and IT systems, for example —and with several years of experience at running successful fashion bricks and mortar companies,” says investment analyst Lara Pellini. “They have a very strong proprietary brand which accounts for 55% of group sales, and also a very broad product offering. They offer free shipping to 241 countries from their distribution center in the U.K. They have eight local language websites, with 65% of their sales now coming outside of the U.K.”

A global focus

Regardless of the current market environment, the fund continues to look across the globe — in developed and emerging markets alike — for potential equity investments. Indeed, as Roz pointed out, it’s because of the fund’s global research that many of today’s top holdings were uncovered in the first place.

Thus, the fund continues to look at companies in emerging markets, and will do so in the future. Many developing countries enjoyed prosperity while the U.S. kept its interest rates low; those rates are essentially global lending benchmarks, and much of the cheap capital that resulted ended up in emerging markets.

With the U.S. looking to tighten its monetary policy in the months ahead, capital is now flowing back to the developed world.

“These things can go back and forth,” Greg says. “That’s why we have people all over the world covering markets through thick and thin. Right now, somebody’s out there in an emerging market meeting with a great company. And we’re going to take a look at it no matter where it is.” ■

SMALLCAP World Fund	7

Summary investment portfolio September 30, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	46.3%
United Kingdom	8.9
Euro zone*	7.5
Japan	3.9
Hong Kong	3.6
China	3.3
Canada	2.5
India	2.1
Philippines	2.1
Switzerland	1.5
Australia	1.4
Other countries	9.0
Short-term securities & other assets less liabilities	7.9
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 91.34%	Shares	Value (000)	Percent of net assets
Consumer discretionary 21.45%
Netflix, Inc.[1]	1,143,723	$353,651	1.45%
Internet subscription service for watching TV shows and movies.
Lions Gate Entertainment Corp.[1,2]	7,381,000	258,704	1.06
Independent motion picture and television producer and distributor.
Domino’s Pizza, Inc.[2]	2,940,000	199,773	.82
Major global pizza delivery chain.
Tesla Motors, Inc.[1]	1,006,663	194,709	.80
Manufacturer of electric cars and components.
DSW Inc., Class A	2,246,500	191,671	.78
U.S.-based retailer of footwear and accessories.
ASOS PLC[1]	2,174,955	181,016	.74
Global online fashion and beauty retailer.
Paddy Power PLC	1,967,177	157,682	.64
Betting and gaming company operating primarily in the U.K., Ireland and Australia.
Melco International Development Ltd.	58,168,000	155,997	.64
Engaged in the leisure and entertainment business in Hong Kong, Macau, China and the Philippines.
TOD’S SpA	744,000	139,504	.57
Italian manufacturer of shoes, leather goods and accessories, and apparel.
Mr Price Group Ltd.	8,228,383	113,957	.47
Retail distribution chain based in South Africa.
Five Below, Inc.[1]	2,584,833	113,086	.46
Operates as a specialty value retailer throughout the U.S.
Melco Crown Entertainment Ltd. (ADR)[1]	3,350,000	106,631	.44
Casino gaming and resort operator based in Macau.
Dollarama Inc.	1,155,000	93,864	.38
Dollar store operator in Canada.
Ted Baker PLC[2]	2,882,993	89,472	.36
British clothing retailer.

8	SMALLCAP World Fund

	Shares	Value (000)	Percent of net assets
Chow Sang Sang Holdings International Ltd.	28,609,000	$82,995	.34%
Jewelry store operator in China, with additional stores in Hong Kong, Macau and Taiwan.
John Wiley & Sons, Inc., Class A	1,681,683	80,199	.33
Global publisher specializing in academic publishing.
Rightmove PLC	2,054,206	78,782	.32
Operates a residential property website in the U.K.
Other securities		2,651,711	10.85
		5,243,404	21.45

Health care 13.44%
Regeneron Pharmaceuticals, Inc.[1]	1,064,020	332,900	1.36
Biotechnology company focused on the treatment of serious medical conditions.
Incyte Corp.[1]	4,445,600	169,600	.69
Biotechnology company focused on developing small molecule drugs for oncology and inflammation.
Synageva BioPharma Corp.[1,2]	2,230,074	141,186	.58
Clinical stage biopharmaceutical company focused on life-threatening rare diseases and unmet medical needs.
Pharmacyclics, Inc.[1]	894,556	123,824	.51
Biopharmaceutical company focused on the treatment of cancer and immune-mediated diseases.
Molina Healthcare, Inc.[1,2]	3,417,000	121,645	.50
Managed care organization focused on Medicaid-related solutions for low-income families and individuals.
athenahealth, Inc.[1]	950,221	103,156	.42
Provider of health care business and clinical services for physician practices.
BioMarin Pharmaceutical Inc.[1]	1,422,500	102,733	.42
Biotechnology company engaged in the treatment of serious diseases and medical conditions.
Hikma Pharmaceuticals PLC	5,814,153	97,890	.40
Multinational pharmaceutical company based in the U.K.
Sysmex Corp.	1,470,000	93,618	.38
Japan-based manufacturer of medical laboratory testing equipment.
ArthroCare Corp.[1,2]	2,232,950	79,448	.33
Maker of disposable medical devices for minimally invasive surgical procedures.
Endo Health Solutions Inc.[1]	1,745,100	79,297	.33
Specialty health care solutions company focused on pain management.
Other securities		1,838,648	7.52
		3,283,945	13.44

Industrials 11.98%
Moog Inc., Class A1,2	2,282,800	133,932	.55
Manufacturer of precision motion control components and systems.
ITT Corp.	3,581,621	128,759	.52
Manufacturer of critical components and customized technology solutions for a variety of industries.
Intertek Group PLC	2,225,000	119,048	.49
Provider of business research, consulting and training to the financial services industry.
MonotaRO Co., Ltd.[2]	3,348,300	97,797	.40
Retailer of indirect factory materials to domestic manufacturing companies through mail order.
Chart Industries, Inc.[1]	768,400	94,544	.39
Global manufacturer of engineered equipment for cryogenic and heat transfer applications.

SMALLCAP World Fund	9

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Industrials (continued)
US Airways Group, Inc.[1]	4,627,000	$87,728	.36%
Air carrier serving the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, and Central and South America.
Other securities		2,266,912	9.27
		2,928,720	11.98

Information technology 11.30%
AAC Technologies Holdings Inc.	45,727,000	207,826	.85
China-based manufacturer of miniature acoustic components.
Vistaprint NV1,2	1,860,000	105,127	.43
Online provider of marketing products and services to micro businesses worldwide.
OpenTable, Inc.[1,2]	1,490,000	104,270	.43
Provider of online restaurant reservation solutions.
Demandware, Inc.[1,2]	2,200,000	101,926	.42
Provider of on-demand e-commerce solutions.
ASM International NV	2,798,000	97,281	.40
Makes machinery used in semiconductor assembly, packaging and testing.
Concur Technologies, Inc.[1]	858,869	94,905	.39
Provider of integrated travel and expense management solutions.
National Instruments Corp.	2,960,479	91,568	.37
Develops and manufactures hardware and software for test and measurement instrumentation.
Other securities		1,957,411	8.01
		2,760,314	11.30

Financials 8.93%
Financial Engines, Inc.	2,335,000	138,792	.57
Investment advisory firm focused on portfolio management, investment advice and retirement income services.
SVB Financial Group[1]	1,355,900	117,109	.48
Financial services provider for companies in the technology, life science, venture capital, private equity and premium wine markets.
Ocwen Financial Corp.[1]	1,900,000	105,963	.43
Engaged in the servicing and origination of residential and commercial mortgage loans.
GT Capital Holdings, Inc.	5,852,200	102,151	.42
Investment holding company engaged in banking, real estate development, power generation, and automotive and life insurance.
Onex Corp.	1,855,700	97,465	.40
Private equity investment company based in Canada.
Validus Holdings, Ltd.	2,495,000	92,265	.38
Provides insurance and reinsurance coverage in the property, marine and specialty lines markets.
Other securities		1,528,402	6.25
		2,182,147	8.93

Consumer staples 5.43%
Super Group Ltd.[2]	44,597,000	150,724	.62
Singapore-based manufacturer of food and beverage products.
Puregold Price Club, Inc.[2]	149,636,300	143,313	.58
Operates wholesale and retail stores, including supermarkets.
PZ Cussons PLC	14,102,300	94,494	.39
Develops and manufactures personal health care products and consumer goods.
Other securities		939,140	3.84
		1,327,671	5.43

10	SMALLCAP World Fund

	Shares	Value (000)	Percent of net assets
Energy 5.19%
Ophir Energy PLC[1,2]	30,708,378	$165,945	.68%
Oil and gas exploration company with assets in Africa.
InterOil Corp.[1]	2,129,500	151,855	.62
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.
Other securities		949,570	3.89
		1,267,370	5.19

Materials 5.14%
Chr. Hansen Holding A/S	3,426,000	121,303	.50
Denmark-based manufacturer of food cultures and colorings, probiotics, phytonutrients and enzymes for the food, pharmaceutical, nutritional and agricultural industries.
AptarGroup, Inc.	1,832,591	110,194	.45
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
Schweitzer-Mauduit International, Inc.[2]	1,742,800	105,492	.43
Manufacturer of reconstituted tobacco products and specialized paper products.
James Hardie Industries PLC (CDI)	9,733,929	96,983	.40
Makes building materials including fiber cement, which is used in siding, walls and roofing.
Other securities		822,494	3.36
		1,256,466	5.14

Utilities 2.09%
ENN Energy Holdings Ltd.	42,058,296	233,720	.95
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		278,154	1.14
		511,874	2.09

Telecommunication services 1.43%
Telephone and Data Systems, Inc.	2,731,869	80,727	.33
Provides wireless and local telephone services in the U.S.
Other securities		269,883	1.10
		350,610	1.43

Miscellaneous 4.96%
Other common stocks in initial period of acquisition		1,212,383	4.96

Total common stocks (cost: $15,135,101,000)		22,324,904	91.34

Warrants 0.00%
Energy 0.00%
Other securities		—	.00

Total warrants (cost: $1,125,000)		—	.00

Convertible securities 0.50%
Other 0.50%
Other securities		121,349	.50

Total convertible securities (cost: $81,559,000)		121,349	.50

SMALLCAP World Fund	11

Bonds, notes & other debt instruments 0.30%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 0.30%
Other securities		$72,574	.30%

Total bonds, notes & other debt instruments (cost: $72,526,000)		72,574	.30

Short-term securities 8.21%
Freddie Mac 0.08%–0.16% due 10/22/2013–5/1/2014	$573,800	573,714	2.35
Fannie Mae 0.13%–0.16% due 10/1–12/16/2013	160,200	160,196	.65
Bank of Nova Scotia 0.09%–0.18% due 12/4/2013–1/24/2014	146,800	146,724	.60
Nordea Bank AB 0.15%–0.225% due 11/18/2013–1/3/2014[3]	125,500	125,470	.51
Federal Home Loan Bank 0.05%–0.13% due 10/4/2013–3/21/2014	117,600	117,591	.48
Toronto-Dominion Holdings USA Inc. 0.12%–0.23% due 10/24/2013–2/24/2014[3]	101,700	101,679	.42
Sumitomo Mitsui Banking Corp. 0.15%–0.215% due 10/23–12/5/2013[3]	97,500	97,485	.40
Other securities		684,811	2.80

Total short-term securities (cost: $2,007,485,000)		2,007,670	8.21
Total investment securities (cost: $17,297,796,000)		24,526,497	100.35
Other assets less liabilities		(85,824)	(.35)

Net assets		$24,440,673	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $349,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $165,919,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	10/21/2013	Barclays Bank PLC	$9,148	A$9,800	$ 19
Australian dollars	10/24/2013	UBS AG	$3,756	A$4,000	31
British pounds	11/1/2013	UBS AG	$185,541	£115,100	(743)
Euros	10/25/2013	HSBC Bank	$9,253	€6,950	(150)
Japanese yen	10/10/2013	Bank of New York Mellon	$35,644	¥3,550,000	(474)
Japanese yen	10/11/2013	Barclays Bank PLC	$32,554	¥3,242,712	(438)
Japanese yen	10/21/2013	Bank of New York Mellon	$8,842	¥875,000	(61)
Japanese yen	10/24/2013	Bank of New York Mellon	$20,026	¥1,990,000	(222)

					$(2,038)

12	SMALLCAP World Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2013, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
Lions Gate Entertainment Corp.[1]	8,000,000	106,121	725,121	7,381,000	$—	$258,704
Domino’s Pizza, Inc.	850,000	2,090,000	—	2,940,000	1,399	199,773
Ophir Energy PLC[1]	16,717,585	18,443,083	4,452,290	30,708,378	—	165,945
Super Group Ltd.	44,597,000	—	—	44,597,000	2,549	150,724
Puregold Price Club, Inc.	87,206,000	72,127,500	9,697,200	149,636,300	316	143,313
Synageva BioPharma Corp.[1]	1,570,000	690,074	30,000	2,230,074	—	141,186
Moog Inc., Class A1	1,192,800	1,090,000	—	2,282,800	—	133,932
Molina Healthcare, Inc.[1]	1,850,000	1,567,000	—	3,417,000	—	121,645
Schweitzer-Mauduit International, Inc.	2,370,000	112,800	740,000	1,742,800	2,415	105,492
Vistaprint NV1	2,050,000	—	190,000	1,860,000	—	105,127
OpenTable, Inc.[1]	1,290,000	200,000	—	1,490,000	—	104,270
Demandware, Inc.[1,4]	507,171	1,692,829	—	2,200,000	—	101,926
MonotaRO Co., Ltd.	1,006,500	2,341,800	—	3,348,300	282	97,797
Ted Baker PLC	—	2,882,993	—	2,882,993	360	89,472
ArthroCare Corp.[1]	1,809,802	423,148	—	2,232,950	—	79,448
Coupons.com Inc., Series B, convertible preferred[1,5,6]	8,191,724	—	—	8,191,724	—	77,657
Northgate PLC	10,626,805	—	—	10,626,805	1,208	73,976
Manila Water Co., Inc.	81,300,900	22,900,000	—	104,200,900	1,081	67,608
OM Group, Inc.[1]	—	1,820,000	—	1,820,000	—	61,480
Domino’s Pizza Enterprises Ltd.	3,602,300	1,550,065	400,000	4,752,365	1,268	60,473
Exelixis, Inc.[1]	5,962,000	3,254,800	—	9,216,800	—	53,642
Emeritus Corp.[1]	2,730,000	—	300	2,729,700	—	50,581
Galapagos NV1	1,554,436	1,574,492	750,000	2,378,928	—	50,206
Responsys, Inc.[1]	—	2,815,000	—	2,815,000	—	46,447
Autoneum Holding AG	373,780	—	—	373,780	261	44,886
LSL Property Services PLC	—	5,956,350	—	5,956,350	—	44,670
bluebird bio, Inc.[1,5,6]	—	1,179,648	—	1,179,648	—	28,623
bluebird bio, Inc.[1]	—	516,000	—	516,000	—	13,911
bluebird bio, Inc., Series D, convertible preferred[7]	22,374,386	—	22,374,386	—	—	—
Goodpack Ltd.	30,060,000	5,272,000	4,555,000	30,777,000	1,227	42,441
Goodpack Ltd., warrants, expire 2012[7]	5,272,000	—	5,272,000	—	—	—
Comfort Systems USA, Inc.	2,476,000	—	—	2,476,000	508	41,621
Orexigen Therapeutics, Inc.[1,4]	894,900	5,640,100	—	6,535,000	—	40,125
Kingdee International Software Group Co. Ltd.[1]	123,194,000	11,674,000	—	134,868,000	—	38,778
Iridium Communications Inc.[1]	4,206,609	1,003,391	488,188	4,721,812	—	32,486
Iridium Communications Inc., Series A, convertible preferred[3]	60,000	—	—	60,000	400	5,979
KEYW Holding Corp.[1,4]	1,613,500	1,222,900	—	2,836,400	—	38,150
Cadence Pharmaceuticals, Inc.[1]	6,130,469	—	190,500	5,939,969	—	37,481

SMALLCAP World Fund	13

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
Mistras Group, Inc.[1]	—	2,052,000	—	2,052,000	$—	$34,884
Bizim Toptan Satis Magazalari AS, non-registered shares	1,720,474	1,581,500	835,974	2,466,000	298	31,862
Tsukui Corp.	—	2,595,000	—	2,595,000	150	31,575
Boer Power Holdings Ltd.	31,753,000	7,449,000	—	39,202,000	491	29,063
Mothercare PLC[1]	4,480,000	—	—	4,480,000	—	27,343
AIA Engineering Ltd.	2,915,050	1,925,000	—	4,840,050	318	24,299
Orthofix International NV1	1,110,100	50,000	43,274	1,116,826	—	23,297
Houston Wire & Cable Co.	1,678,900	—	—	1,678,900	672	22,615
Frigoglass SAIC[1]	3,052,380	—	—	3,052,380	—	22,588
XenoPort, Inc.[1]	2,792,000	828,000	—	3,620,000	—	20,562
Greenko Group PLC[1]	9,144,000	604,155	—	9,748,155	—	19,490
Suprema Inc.[1]	—	868,200	—	868,200	—	19,268
Gem Diamonds Ltd.[1]	7,350,000	400,000	—	7,750,000	—	18,945
Home Federal Bancorp, Inc.	1,384,249	—	—	1,384,249	498	17,414
ChemoCentryx, Inc.[1]	668,596	2,463,204	—	3,131,800	—	17,413
Cox and Kings (India) Ltd.	10,592,000	—	—	10,592,000	160	14,990
Cox and Kings (India) Ltd. (GDR)[5]	330,000	—	—	330,000	5	467
Agilysys, Inc.[1]	520,313	760,278	—	1,280,591	—	15,265
Mytrah Energy Ltd.[1]	7,918,000	2,500,000	—	10,418,000	—	15,095
ValueVision Media, Inc., Class A1	3,875,293	—	434,532	3,440,761	—	14,967
Vocus, Inc.[1]	—	1,513,538	—	1,513,538	—	14,091
Mahindra Lifespace Developers Ltd.	2,157,380	—	—	2,157,380	216	13,980
BNK Petroleum Inc.[1]	5,763,380	5,780,000	—	11,543,380	—	13,672
Manappuram Finance Ltd.	50,330,986	4,600,000	—	54,930,986	1,902	12,723
ARC Document Solutions, Inc.[1]	—	2,765,764	—	2,765,764	—	12,695
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[5,6]	—	2,789,614	—	2,789,614	—	12,490
TravelCenters of America LLC[1]	—	1,581,250	—	1,581,250	—	12,413
First Southern Bancorp, Inc.[1,5,6]	1,344,915	—	—	1,344,915	—	7,155
First Southern Bancorp, Inc., Series C, convertible preferred[1,5,6]	2,299	—	—	2,299	—	4,759
Falkland Oil and Gas Ltd.[1]	24,225,000	—	—	24,225,000	—	11,079
Lekoil Ltd. (CDI)[1,3]	—	14,070,000	—	14,070,000	—	9,709
Duluth Metals Ltd.[1]	4,208,800	3,490,900	—	7,699,700	—	8,821
Mvelaserve Ltd.[1]	9,194,800	—	—	9,194,800	—	8,224
Tilaknager Industries Ltd.	8,890,000	—	—	8,890,000	108	8,073
Tribhovandas Bhimji Zaveri Ltd.	—	3,439,332	—	3,439,332	127	6,859
Mood Media Corp.[1,3]	6,375,000	—	—	6,375,000	—	4,147
Mood Media Corp. (CDI)[1,3]	3,710,000	—	—	3,710,000	—	2,413
Cape Lambert Resources Ltd.[1]	32,790,132	14,540,693	—	47,330,825	—	5,740
Powerland AG, non-registered shares[1]	1,200,000	—	—	1,200,000	—	4,886
China High Precision Automation Group Ltd.[5]	67,422,000	—	—	67,422,000	174	3,477
Talwalkars Better Value Fitness Ltd.	1,446,000	248,000	—	1,694,000	42	3,340
Petrodorado Energy Ltd.[1]	38,400,000	—	—	38,400,000	—	1,491
Gran Colombia Gold SA1	30,175,000	—	29,268,300	906,700	—	1,118
Gran Colombia Gold SA, warrants, expire 2015	1,086,500	—	1,086,500	—	—	—

14	SMALLCAP World Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
CEC Unet PLC[1,5]	35,100,775	—	—	35,100,775	$—	$—
Achillion Pharmaceuticals, Inc.[1,7]	3,750,000	1,245,000	865,000	4,130,000	—	—
Afferro Mining Inc.[7]	6,460,000	—	6,460,000	—	—	—
African Petroleum Corp. Ltd.[1,7]	93,646,868	1,838,153	31,250,294	64,234,727	—	—
AVEO Pharmaceuticals, Inc.[7]	3,387,200	759,800	4,147,000	—	—	—
BG Medicine, Inc.[7]	1,418,968	—	1,418,968	—	—	—
Bloomsbury Publishing PLC[7]	21,695,000	—	21,695,000	—	82	—
BrisConnections Unit Trusts[7]	27,290,000	—	27,290,000	—	—	—
CJ CGV Co., Ltd.[7]	1,235,000	—	1,235,000	—	112	—
Coal of Africa Ltd.[1,7]	55,734,459	14,100,000	18,375,774	51,458,685	—	—
Comstock Resources, Inc.[7]	3,078,111	—	1,280,000	1,798,111	450	—
Cymer, Inc.[7]	1,670,000	25,000	1,695,000	—	—	—
Delticom AG7	761,501	—	761,501	—	—	—
Douglas Dynamics, Inc.[7]	1,175,000	—	1,175,000	—	233	—
EACOM Timber Corp.[7]	26,200,000	—	26,200,000	—	—	—
Eastern Platinum Ltd.[1,7]	27,281,450	37,125,000	27,281,450	37,125,000	—	—
Ebix, Inc.[7]	1,465,000	745,000	2,210,000	—	211	—
ENN Energy Holdings Ltd.[7]	55,644,296	—	13,586,000	42,058,296	2,404	—
Ennis, Inc.[7]	1,472,589	—	422,589	1,050,000	873	—
Exponent, Inc.[7]	936,400	—	320,000	616,400	277	—
Greatview Aseptic Packaging Co. Ltd.[7]	50,033,000	17,900,000	22,700,000	45,233,000	875	—
Green Packet Bhd[7]	34,933,616	—	34,933,616	—	—	—
Hittite Microwave Corp.[1,7]	1,794,950	—	1,034,000	760,950	—	—
Home Loan Servicing Solutions, Ltd.[7]	1,546,400	965,000	212,400	2,299,000	3,776	—
Immersion Corp.[1,7]	2,254,000	—	894,100	1,359,900	—	—
InterOil Corp.[1,7]	2,461,200	—	331,700	2,129,500	—	—
Liquidity Services, Inc.[1,7]	832,536	1,263,667	715,803	1,380,400	—	—
MD Medical Group Investments PLC (GDR)[5,7]	—	2,582,900	84,200	2,498,700	489	—
MD Medical Group Investments PLC (GDR)[3,5,7]	—	1,179,100	—	1,179,100	—	—
National Financial Partners Corp. 4.00% convertible notes 2017[7]	$4,000,000	—	$4,000,000	—	76	—
National Financial Partners Corp.[7]	3,174,800	—	3,174,800	—	—	—
NewSat Ltd.[1,4,7]	2,086,578	12,313,985	—	14,400,563	—	—
NewSat Ltd.[1,3,7]	—	12,155,000	—	12,155,000	—	—
NuVasive, Inc.[1,7]	2,492,536	—	985,100	1,507,436	—	—
Pacific Coal Resources Ltd., warrants, expire 2016[1,5,7]	8,500,000	—	7,285,715	1,214,285	—	—
Pacific Coal Resources Ltd.[7]	18,280,000	—	18,280,000	—	—	—
PT Sumber Alfaria Trijaya Tbk[7]	219,452,500	805,617,000	238,702,280	786,367,220	404	—
Quantum Corp.[7]	13,699,097	—	13,699,097	—	—	—
SPS Commerce, Inc.[1,7]	1,051,300	—	479,300	572,000	—	—
Standard Parking Corp.[7]	1,048,600	—	1,048,600	—	—	—
U.S. Auto Parts Network, Inc.[7]	1,980,000	—	1,980,000	—	—	—
Yip’s Chemical Holdings Ltd.[7]	27,628,000	2,350,000	3,090,000	26,888,000	921	—
Youku Inc., Class A (ADR)[1,7]	1,400,000	810,000	1,910,000	300,000	—	—
					$29,618	$3,554,732

SMALLCAP World Fund	15

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,051,911,000, which represented 4.30% of the net assets of the fund.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2012; it was not publicly disclosed.
[5]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $235,631,000, which represented .96% of the net assets of the fund.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$77,657	.32%
bluebird bio, Inc.	7/20/2012	11,149	28,623	.12
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred	12/17/2012	7,726	12,490	.05
First Southern Bancorp, Inc.	12/17/2009	22,070	7,155	.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	—	4,759	.02
Other restricted securities	10/5/2005-12/12/2012	104,275	70,076	.29
Total restricted securities		$190,220	$200,760	.83%

[7]	Unaffiliated issuer at 9/30/2013.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
€ = Euros
£ = British pounds
¥ = Japanese yen

See Notes to Financial Statements

16	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities
at September 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,371,437)	$20,971,765
Affiliated issuers (cost: $2,926,359)	3,554,732	$24,526,497
Cash denominated in currencies other than U.S. dollars (cost: $571)		571
Cash		433
Unrealized appreciation on open forward currency contracts		50
Receivables for:
Sales of investments	71,055
Sales of fund’s shares	27,884
Dividends and interest	19,898	118,837
		24,646,388
Liabilities:
Unrealized depreciation on open forward currency contracts		2,088
Payables for:
Purchases of investments	123,355
Repurchases of fund’s shares	47,117
Closed forward currency contracts	7,489
Investment advisory services	12,448
Services provided by related parties	9,952
Directors’ deferred compensation	2,771
Other	495	203,627
Net assets at September 30, 2013		$24,440,673

Net assets consist of:
Capital paid in on shares of capital stock		$16,190,107
Distributions in excess of net investment income		(177,799)
Undistributed net realized gain		1,201,518
Net unrealized appreciation		7,226,847
Net assets at September 30, 2013		$24,440,673

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares, $.01 par value
(503,032 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$16,454,122	336,383	$48.91
Class B	185,139	4,019	46.06
Class C	919,983	20,202	45.54
Class F-1	867,994	17,892	48.51
Class F-2	628,977	12,827	49.03
Class 529-A	883,701	18,186	48.59
Class 529-B	25,467	548	46.52
Class 529-C	272,651	5,892	46.27
Class 529-E	47,710	997	47.87
Class 529-F-1	73,408	1,506	48.73
Class R-1	41,678	895	46.56
Class R-2	736,561	15,821	46.56
Class R-3	835,737	17,487	47.79
Class R-4	712,107	14,655	48.59
Class R-5	549,736	11,115	49.46
Class R-6	1,205,702	24,607	49.00

See Notes to Financial Statements

SMALLCAP World Fund	17

Statement of operations
for the year ended September 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,296; also includes $29,542 from affiliates)	$271,605
Interest (includes $76 from affiliates)	3,474	$275,079
Fees and expenses*:
Investment advisory services	136,894
Distribution services	62,007
Transfer agent services	40,507
Administrative services	4,810
Reports to shareholders	1,452
Registration statement and prospectus	424
Directors’ compensation	818
Auditing and legal	184
Custodian	4,167
State and local taxes	118
Other	1,288	252,669
Net investment income		22,410

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $51; also includes $37,824 net loss from affiliates)	1,826,413
Forward currency contracts	(8,633)
Currency transactions	(6,051)	1,811,729
Net unrealized appreciation (depreciation) on:
Investments	3,232,727
Forward currency contracts	(2,033)
Currency translations	205	3,230,899
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		5,042,628

Net increase in net assets resulting from operations		$5,065,038

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2013	2012
Operations:
Net investment income	$22,410	$31,013
Net realized gain on investments, forward currency contracts, and currency transactions	1,811,729	680,973
Net unrealized appreciation on investments, forward currency contracts, and currency translations	3,230,899	3,429,858
Net increase in net assets resulting from operations	5,065,038	4,141,844

Dividends paid to shareholders from net investment income	(257,779)	(53,307)

Net capital share transactions	(27,946)	(1,481,164)

Total increase in net assets	4,779,313	2,607,373

Net assets:
Beginning of year	19,661,360	17,053,987
End of year (including distributions in excess of net investment income: $(177,799) and $(72,885), respectively)	$24,440,673	$19,661,360

See Notes to Financial Statements

18	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2013 or 2014; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

SMALLCAP World Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of

20	SMALLCAP World Fund

trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$5,242,907	$467	$30	$5,243,404
Health care	3,209,386	74,559	—	3,283,945
Industrials	2,928,720	—	—	2,928,720
Information technology	2,756,837	—	3,477	2,760,314
Financials	2,141,857	—	40,290	2,182,147
Consumer staples	1,327,671	—	—	1,327,671
Energy	1,267,370	—	—	1,267,370
Materials	1,255,151	—	1,315	1,256,466
Utilities	511,874	—	—	511,874
Telecommunication services	337,846	—	12,764	350,610
Miscellaneous	1,204,560	7,823	—	1,212,383
Warrants	—	—	—	—
Convertible securities	—	26,443	94,906	121,349
Bonds, notes & other debt instruments	—	72,574	—	72,574
Short-term securities	—	2,007,670	—	2,007,670
Total	$22,184,179	$2,189,536	$152,782	$24,526,497

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$50	$—	$50
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,088)	—	(2,088)
Total	$—	$(2,038)	$—	$(2,038)

*	Forward currency contracts are not included in the investment portfolio.

SMALLCAP World Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

22	SMALLCAP World Fund

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; net operating losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2013, the fund reclassified $60,921,000 from undistributed net realized gain and $69,534,000 from capital paid in on shares of capital stock to distributions in excess of net investment income; and $48,142,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $476,072,000.

As of September 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,229,754
Late year ordinary loss deferral*	(43,980)
Gross unrealized appreciation on investment securities	8,166,841
Gross unrealized depreciation on investment securities	(1,099,455)
Net unrealized appreciation on investment securities	7,067,386
Cost of investment securities	17,459,111

*This deferral is considered incurred in the subsequent year.

SMALLCAP World Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2013	2012
Class A	$182,045	$38,933
Class B	999	—
Class C	5,125	—
Class F-1	8,428	1,913
Class F-2	7,141	1,886
Class 529-A	9,344	1,827
Class 529-B	97	—
Class 529-C	1,428	—
Class 529-E	423	6
Class 529-F-1	843	243
Class R-1	253	—
Class R-2	4,501	—
Class R-3	7,719	—
Class R-4	8,016	1,787
Class R-5	7,046	2,345
Class R-6	14,371	4,367
Total	$257,779	$53,307

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2013, the investment advisory services fee was $136,894,000, which was equivalent to an annualized rate of 0.636% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	SMALLCAP World Fund

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended September 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$34,884	$30,447	$1,463	Not applicable
Class B	1,935	431	Not applicable	Not applicable
Class C	8,246	1,745	414	Not applicable
Class F-1	1,772	751	355	Not applicable
Class F-2	Not applicable	490	247	Not applicable
Class 529-A	1,615	1,230	386	$758
Class 529-B	264	48	14	26
Class 529-C	2,409	414	121	238
Class 529-E	208	47	21	41
Class 529-F-1	—	98	31	61
Class R-1	373	54	19	Not applicable
Class R-2	5,042	2,495	340	Not applicable
Class R-3	3,718	1,387	374	Not applicable
Class R-4	1,541	630	309	Not applicable
Class R-5	Not applicable	231	234	Not applicable
Class R-6	Not applicable	9	482	Not applicable
Total class-specific expenses	$62,007	$40,507	$4,810	$1,124

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $818,000, shown on the accompanying financial statements, includes $390,000 in current fees (either paid in cash or deferred) and a net increase of $428,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

SMALLCAP World Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$1,557,151	36,059	$178,221	4,529		$(2,101,305)	(49,421)	$(365,933)	(8,833)
Class B	5,244	129	990	26		(78,159)	(1,942)	(71,925)	(1,787)
Class C	115,494	2,852	5,050	137		(163,006)	(4,082)	(42,462)	(1,093)
Class F-1	230,756	5,343	8,312	213		(183,653)	(4,490)	55,415	1,066
Class F-2	261,399	6,191	6,474	164		(98,197)	(2,254)	169,676	4,101
Class 529-A	105,543	2,476	9,343	239		(93,329)	(2,193)	21,557	522
Class 529-B	680	17	97	3		(10,704)	(264)	(9,927)	(244)
Class 529-C	31,723	779	1,427	38		(35,946)	(884)	(2,796)	(67)
Class 529-E	5,599	134	422	11		(5,392)	(130)	629	15
Class 529-F-1	15,329	359	842	21		(9,884)	(230)	6,287	150
Class R-1	8,611	209	252	7		(12,509)	(308)	(3,646)	(92)
Class R-2	155,700	3,807	4,497	120		(221,139)	(5,411)	(60,942)	(1,484)
Class R-3	212,178	5,045	7,712	200		(244,770)	(5,852)	(24,880)	(607)
Class R-4	189,212	4,445	8,015	205		(173,149)	(4,082)	24,078	568
Class R-5	151,856	3,552	7,030	177		(99,358)	(2,287)	59,528	1,442
Class R-6	282,881	6,554	14,371	366		(79,857)	(1,824)	217,395	5,096
Total net increase (decrease)	$3,329,356	77,951	$253,055	6,456		$(3,610,357)	(85,654)	$(27,946)	(1,247)

Year ended September 30, 2012

Class A	$1,129,356	31,144	$38,004	1,143		$(2,385,076)	(66,322)	$(1,217,716)	(34,035)
Class B	6,271	183	—	—		(112,865)	(3,323)	(106,594)	(3,140)
Class C	77,342	2,274	—	—		(188,550)	(5,607)	(111,208)	(3,333)
Class F-1	161,169	4,494	1,888	58		(227,868)	(6,443)	(64,811)	(1,891)
Class F-2	84,080	2,327	1,659	50		(75,430)	(2,093)	10,309	284
Class 529-A	91,331	2,547	1,827	55		(80,519)	(2,248)	12,639	354
Class 529-B	936	27	—	—		(14,974)	(438)	(14,038)	(411)
Class 529-C	28,268	822	—	—		(36,326)	(1,062)	(8,058)	(240)
Class 529-E	4,601	131	6	—	†	(5,377)	(152)	(770)	(21)
Class 529-F-1	10,007	279	241	7		(10,405)	(293)	(157)	(7)
Class R-1	8,012	232	—	—		(13,756)	(399)	(5,744)	(167)
Class R-2	155,041	4,478	—	—		(224,117)	(6,504)	(69,076)	(2,026)
Class R-3	194,396	5,494	—	—		(228,474)	(6,466)	(34,078)	(972)
Class R-4	167,985	4,674	1,787	54		(171,407)	(4,762)	(1,635)	(34)
Class R-5	82,196	2,246	2,339	70		(91,255)	(2,512)	(6,720)	(196)
Class R-6	188,508	5,258	4,365	131		(56,380)	(1,542)	136,493	3,847
Total net increase (decrease)	$2,389,499	66,610	$52,116	1,568		$(3,922,779)	(110,166)	$(1,481,164)	(41,988)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,309,123,000 and $7,862,942,000, respectively, during the year ended September 30, 2013.

26	SMALLCAP World Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 9/30/2013	$39.27	$.06	$10.12	$10.18	$(.54)	$48.91	26.29%	$16,454	1.13%	1.13%	.15%
Year ended 9/30/2012	31.45	.08	7.85	7.93	(.11)	39.27	25.26	13,557	1.14	1.14	.23
Year ended 9/30/2011	35.82	.09	(3.94)	(3.85)	(.52)	31.45	(11.01)	11,926	1.09	1.09	.23
Year ended 9/30/2010	30.26	.14	5.62	5.76	(.20)	35.82	19.11	14,432	1.13	1.13	.43
Year ended 9/30/2009	28.46	.19	1.61	1.80	—	30.26	6.32	12,814	1.25	1.24	.82
Class B:
Year ended 9/30/2013	36.95	(.26)	9.56	9.30	(.19)	46.06	25.29	185	1.89	1.89	(.63)
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	—	36.95	24.33	214	1.90	1.90	(.58)
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	29.72	(11.68)	266	1.86	1.86	(.55)
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	—	33.87	18.18	397	1.89	1.89	(.37)
Year ended 9/30/2009	27.16	.01	1.49	1.50	—	28.66	5.52	428	2.02	2.00	.06
Class C:
Year ended 9/30/2013	36.60	(.26)	9.45	9.19	(.25)	45.54	25.26	920	1.93	1.93	(.65)
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	—	36.60	24.32	779	1.93	1.93	(.56)
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	29.44	(11.70)	725	1.86	1.86	(.53)
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	33.61	18.19	865	1.88	1.88	(.32)
Year ended 9/30/2009	26.93	.03	1.48	1.51	—	28.44	5.64	738	1.94	1.92	.13
Class F-1:
Year ended 9/30/2013	38.94	.09	10.03	10.12	(.55)	48.51	26.33	868	1.07	1.07	.21
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	38.94	25.30	655	1.12	1.12	.25
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	31.18	(11.02)	583	1.08	1.08	.25
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	35.53	19.16	654	1.10	1.10	.46
Year ended 9/30/2009	28.21	.21	1.61	1.82	—	30.03	6.45	543	1.14	1.13	.94
Class F-2:
Year ended 9/30/2013	39.38	.21	10.12	10.33	(.68)	49.03	26.68	629.82		.82	.48
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	39.38	25.69	344.83		.83	.55
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	31.54	(10.79)	266.82		.82	.53
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	35.93	19.46	246.81		.81	.78
Year ended 9/30/2009	28.47	.23	1.69	1.92	—	30.39	6.78	158.87		.87	.91
Class 529-A:
Year ended 9/30/2013	39.03	.04	10.05	10.09	(.53)	48.59	26.18	884	1.19	1.19	.09
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	39.03	25.22	689	1.19	1.19	.19
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	31.27	(11.05)	541	1.14	1.14	.20
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	35.63	19.06	548	1.16	1.16	.41
Year ended 9/30/2009	28.32	.19	1.62	1.81	—	30.13	6.39	421	1.22	1.21	.84
Class 529-B:
Year ended 9/30/2013	37.30	(.30)	9.66	9.36	(.14)	46.52	25.17	25	1.99	1.99	(.73)
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	—	37.30	24.21	30	2.01	2.01	(.68)
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	30.03	(11.78)	36	1.95	1.95	(.63)
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	—	34.23	18.12	52	1.97	1.97	(.44)
Year ended 9/30/2009	27.47	.01	1.50	1.51	—	28.98	5.50	51	2.05	2.03	.02
Class 529-C:
Year ended 9/30/2013	37.20	(.29)	9.60	9.31	(.24)	46.27	25.21	273	1.98	1.98	(.70)
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	—	37.20	24.21	222	2.00	2.00	(.62)
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	29.95	(11.77)	186	1.94	1.94	(.61)
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	—	34.19	18.10	194	1.97	1.97	(.40)
Year ended 9/30/2009	27.43	.01	1.50	1.51	—	28.94	5.54	155	2.04	2.03	.02
Class 529-E:
Year ended 9/30/2013	38.45	(.06)	9.91	9.85	(.43)	47.87	25.90	48	1.43	1.43	(.15)
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	38.45	24.90	38	1.45	1.45	(.07)
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	30.79	(11.32)	31	1.43	1.43	(.08)
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	35.11	18.71	31	1.46	1.46	.11
Year ended 9/30/2009	28.00	.12	1.58	1.70	—	29.70	6.07	25	1.52	1.51	.54

See page 28 for footnotes.

SMALLCAP World Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class 529-F-1:
Year ended 9/30/2013	$39.14	$.13	$10.07	$10.20	$(.61)	$48.73	26.43%	$73.98%		.98%	.30%
Year ended 9/30/2012	31.35	.14	7.83	7.97	(.18)	39.14	25.51	53.99		.99	.39
Year ended 9/30/2011	35.72	.15	(3.94)	(3.79)	(.58)	31.35	(10.90)	43.94		.94	.40
Year ended 9/30/2010	30.20	.20	5.59	5.79	(.27)	35.72	19.31	47.95		.95	.62
Year ended 9/30/2009	28.33	.24	1.63	1.87	—	30.20	6.60	35	1.02	1.01	1.04
Class R-1:
Year ended 9/30/2013	37.40	(.23)	9.66	9.43	(.27)	46.56	25.37	42	1.84	1.84	(.57)
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	—	37.40	24.38	37	1.86	1.86	(.50)
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	30.07	(11.68)	35	1.84	1.84	(.52)
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	34.32	18.25	43	1.87	1.87	(.30)
Year ended 9/30/2009	27.51	.02	1.52	1.54	—	29.05	5.60	36	1.94	1.93	.11
Class R-2:
Year ended 9/30/2013	37.39	(.23)	9.67	9.44	(.27)	46.56	25.41	736	1.83	1.83	(.55)
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	—	37.39	24.34	647	1.89	1.89	(.52)
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	30.07	(11.72)	581	1.86	1.86	(.54)
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	—	34.30	18.19	712	1.93	1.93	(.37)
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	—	29.03	5.37	603	2.15	2.14	(.09)
Class R-3:
Year ended 9/30/2013	38.39	(.05)	9.89	9.84	(.44)	47.79	25.90	836	1.40	1.40	(.12)
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	—	38.39	24.92	694	1.42	1.42	(.05)
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	30.73	(11.28)	586	1.41	1.41	(.08)
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	35.03	18.71	667	1.44	1.44	.13
Year ended 9/30/2009	27.94	.12	1.58	1.70	—	29.64	6.05	534	1.53	1.51	.53
Class R-4:
Year ended 9/30/2013	39.03	.09	10.04	10.13	(.57)	48.59	26.31	712	1.07	1.07	.21
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	39.03	25.38	550	1.08	1.08	.30
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	31.25	(10.98)	441	1.07	1.07	.26
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	35.60	19.15	486	1.09	1.09	.48
Year ended 9/30/2009	28.29	.20	1.63	1.83	—	30.12	6.47	378	1.14	1.13	.88
Class R-5:
Year ended 9/30/2013	39.71	.22	10.22	10.44	(.69)	49.46	26.72	550.77		.77	.51
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	39.71	25.77	384.78		.78	.60
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	31.80	(10.74)	314.77		.77	.56
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	36.21	19.50	347.78		.78	.79
Year ended 9/30/2009	28.64	.28	1.68	1.96	—	30.60	6.84	260.82		.80	1.26
Class R-6:
Year ended 9/30/2013	39.34	.25	10.12	10.37	(.71)	49.00	26.80	1,206.72		.72	.57
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	39.34	25.79	768.73		.73	.67
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	31.52	(10.68)	494.72		.72	.64
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	35.89	19.57	411.73		.73	.84
Period from 5/1/2009 to 9/30/2009[4]	22.33	.13	7.85	7.98	—	30.31	35.74	317.33		.33	.51

	Year ended September 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	37%	35%	39%	45%	56%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

28	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 8, 2013

SMALLCAP World Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2013, through September 30, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	SMALLCAP World Fund

	Beginning account value 4/1/2013	Ending account value 9/30/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,123.84	$5.91	1.11%
Class A — assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class B — actual return	1,000.00	1,119.30	9.93	1.87
Class B — assumed 5% return	1,000.00	1,015.69	9.45	1.87
Class C — actual return	1,000.00	1,119.19	10.15	1.91
Class C — assumed 5% return	1,000.00	1,015.49	9.65	1.91
Class F-1 — actual return	1,000.00	1,123.69	5.80	1.09
Class F-1 — assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class F-2 — actual return	1,000.00	1,125.57	4.32	.81
Class F-2 — assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-A — actual return	1,000.00	1,123.21	6.28	1.18
Class 529-A — assumed 5% return	1,000.00	1,019.15	5.97	1.18
Class 529-B — actual return	1,000.00	1,118.81	10.52	1.98
Class 529-B — assumed 5% return	1,000.00	1,015.14	10.00	1.98
Class 529-C — actual return	1,000.00	1,118.96	10.46	1.97
Class 529-C — assumed 5% return	1,000.00	1,015.19	9.95	1.97
Class 529-E — actual return	1,000.00	1,122.12	7.55	1.42
Class 529-E — assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class 529-F-1 — actual return	1,000.00	1,124.35	5.17	.97
Class 529-F-1 — assumed 5% return	1,000.00	1,020.21	4.91	.97
Class R-1 — actual return	1,000.00	1,119.49	9.78	1.84
Class R-1 — assumed 5% return	1,000.00	1,015.84	9.30	1.84
Class R-2 — actual return	1,000.00	1,119.77	9.62	1.81
Class R-2 — assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class R-3 — actual return	1,000.00	1,122.11	7.45	1.40
Class R-3 — assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-4 — actual return	1,000.00	1,123.98	5.70	1.07
Class R-4 — assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class R-5 — actual return	1,000.00	1,125.61	4.10	.77
Class R-5 — assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-6 — actual return	1,000.00	1,125.92	3.84	.72
Class R-6 — assumed 5% return	1,000.00	1,021.46	3.65	.72

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

SMALLCAP World Fund	31

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market and fund indexes, over various periods through March 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the various indexes, including the MSCI All Country World Small Cap Index and the Lipper Global Small/Mid-Cap Funds Index. They noted that the investment results of the fund were mixed, generally comparing favorably to the Lipper Global Small/Mid-Cap Funds Index for the five-year period and over shorter periods, and below the MSCI All Country World Small Cap index for the 10-year period, the five-year period and over shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small/Mid-Cap Funds category. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

32	SMALLCAP World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

SMALLCAP World Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2013:

Long-term capital gains	$48,142,000
Foreign taxes	$0.03 per share
Foreign source income	$0.44 per share
Qualified dividend income	100%
Corporate dividends received deduction	$48,826,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	SMALLCAP World Fund

Board of directors and other officers

“Independent” directors1

Name and age	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Ronald P. Badie, 70	2010	Retired; former Vice Chairman, Deutsche Bank Alex. Brown	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 67 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated
Louise H. Bryson, 69	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None
Robert J. Denison, 72	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 66	2008	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 60	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Mako Surgical Corporation; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Leonade D. Jones, 66	1995	Retired; former Treasurer, The Washington Post Company (1987–1996)	10	None
William H. Kling, 71	1990	President Emeritus, American Public Media	10	None
Christopher E. Stone, 57	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Robert A. Fox and John G. McDonald, directors of the fund since 2010, have retired from the board. The directors thank Mr. Fox and Prof. McDonald for their service and dedication to the fund.

“Interested” directors4,5

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Jonathan Knowles, Ph.D., 52 Vice Chairman of the Board	2000	Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research Company[6]	1	None
Gregory W. Wendt, 52 President	1992	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

SMALLCAP World Fund	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 59 Executive Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
Brady L. Enright, 46 Senior Vice President	2004	Senior Vice President — Capital World Investors, Capital Research and Management Company
J. Blair Frank, 47 Senior Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 43 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Walter R. Burkley, 47 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Grant L. Cambridge, 51 Vice President	2001	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Bradford F. Freer, 44 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research Company[6]
Patrick F. Quan, 55 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Julie E. Lawton, 40 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 42 Assistant Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, except Messrs. Cambridge, Frank and Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	SMALLCAP World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2013, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$118,000
2013	$125,000

b) Audit-Related Fees:
2012	$ 6,000
2013	$ 7,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$ 37,000
2013	$ 6,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$ 1,028,000
2013	$ 1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$ 18,000
2013	$ 28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$ 2,000
2013	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,613,000 for fiscal year 2012 and $1,544,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund, Inc.® Investment portfolio September 20, 2013

Common stocks 91.34%
		Value
Consumer discretionary 21.45%	Shares	(000)

Netflix, Inc.[1]	1,143,723	$353,651
Lions Gate Entertainment Corp.[1,2]	7,381,000	258,704
Domino’s Pizza, Inc.[2]	2,940,000	199,773
Tesla Motors, Inc.[1]	1,006,663	194,709
DSW Inc., Class A	2,246,500	191,671
ASOS PLC[1]	2,174,955	181,016
Paddy Power PLC	1,967,177	157,682
Melco International Development Ltd.	58,168,000	155,997
TOD’S SpA	744,000	139,504
Mr Price Group Ltd.	8,228,383	113,957
Five Below, Inc.[1]	2,584,833	113,086
Melco Crown Entertainment Ltd. (ADR)[1]	3,350,000	106,631
Dollarama Inc.	1,155,000	93,864
Ted Baker PLC[2]	2,882,993	89,472
Chow Sang Sang Holdings International Ltd.	28,609,000	82,995
John Wiley & Sons, Inc., Class A	1,681,683	80,199
Rightmove PLC	2,054,206	78,782
Wendy’s Co.	9,123,000	77,363
Tiffany & Co.	947,000	72,559
Liberty Global PLC, Class A1	495,098	39,286
Liberty Global PLC, Class C1	369,694	27,886
START TODAY Co., Ltd.	2,348,700	66,068
Minth Group Ltd.	32,284,000	64,352
Penske Automotive Group, Inc.	1,502,000	64,180
Inchcape PLC	6,465,600	63,902
L’Occitane International SA	23,640,250	61,723
Domino’s Pizza Enterprises Ltd.[2]	4,752,365	60,473
Tile Shop Holdings, Inc.[1]	2,025,000	59,717
YOOX SpA[1]	1,641,469	56,272
Ocado Group PLC[1]	8,533,708	54,708
Brunello Cucinelli SpA	1,672,530	54,350
SeaWorld Entertainment, Inc.	1,781,700	52,792
William Hill PLC	7,947,800	51,853
Techtronic Industries Co. Ltd.	19,300,000	50,266
Gentex Corp.	1,954,567	50,017
Domino’s Pizza Group PLC	5,289,000	50,004
Jumbo SA1	3,967,140	49,430
Entertainment One Ltd.[1]	13,659,782	48,540
Arcos Dorados Holdings Inc., Class A	3,885,000	46,037
Autoneum Holding AG2	373,780	44,886
Jarden Corp.[1]	862,500	41,745
Jubilant FoodWorks Ltd.[1]	2,220,098	41,003
Group 1 Automotive, Inc.	490,000	38,063
Hyundai Home Shopping Co., Ltd.	256,200	37,667
HUGO BOSS AG	280,231	36,251
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Brinker International, Inc.	890,000	$36,072
Zhongsheng Group Holdings Ltd.	22,854,000	36,008
CTC Media, Inc.	3,376,500	35,487
Ctrip.com International, Ltd. (ADR)[1]	588,300	34,374
Bloomin’ Brands, Inc.[1]	1,400,000	33,054
Coway Co., Ltd.	581,000	32,167
Giordano International Ltd.	35,020,000	31,923
PT Matahari Department Store Tbk[1]	34,388,000	31,180
Valeo SA, non-registered shares	365,000	31,168
Don Quijote Co., Ltd.	496,000	31,033
lululemon athletica inc.[1]	422,800	30,902
Winnebago Industries, Inc.[1]	1,161,516	30,153
Leggett & Platt, Inc.	990,000	29,849
Boyd Gaming Corp.[1]	2,049,000	28,993
Bloomberry Resorts Corp.[1]	122,594,600	28,213
SodaStream International Ltd.[1]	450,000	28,076
TAKKT AG	1,456,778	27,434
Mothercare PLC[1,2]	4,480,000	27,343
Daily Mail and General Trust PLC, Class A, nonvoting	2,210,000	27,263
Navitas Ltd.	4,625,000	26,794
Unibet Group PLC (SDR)	662,500	26,596
Home Inns & Hotels Management Inc. (ADR)[1]	796,000	26,427
CJ Home Shopping Co., Ltd.	76,100	24,805
Ekornes ASA	1,336,625	22,673
Café de Coral Holdings Ltd.	7,238,000	22,444
PT Ace Hardware Indonesia Tbk	369,360,000	22,327
Lennar Corp., Class A	619,000	21,913
Parkson Retail Asia Ltd.	23,182,000	21,158
Murphy USA Inc.[1]	510,000	20,599
Zee Entertainment Enterprises Ltd.	5,385,000	19,655
Headlam Group PLC	2,809,685	17,558
Chipotle Mexican Grill, Inc.[1]	39,890	17,101
Eros International PLC[1]	4,115,000	16,321
China Lodging Group, Ltd. (ADR)[1]	840,000	15,952
Stella International Holdings Ltd.	6,090,500	15,643
Cox and Kings (India) Ltd.[2]	10,592,000	14,990
Cox and Kings (India) Ltd. (GDR)[2,3]	330,000	467
Toll Brothers, Inc.[1]	471,800	15,300
ValueVision Media, Inc., Class A1,2	3,440,761	14,967
Weight Watchers International, Inc.	382,000	14,275
Hankook Tire Co., Ltd.	233,473	13,339
TravelCenters of America LLC[1,2]	1,581,250	12,413
Sotheby’s Holdings, Inc.	250,000	12,283
eLong, Inc. (ADR)[1]	690,000	12,130
Intercontinental Hotels Group PLC	401,966	11,726
CTS Eventim AG	263,000	11,599
HT Media Ltd.	8,179,036	11,464
SHW AG, non-registered shares	230,000	10,021
American Axle & Manufacturing Holdings, Inc.[1]	505,000	9,959
D.R. Horton, Inc.	490,000	9,521
GVC Holdings PLC	1,663,694	9,130
Gourmet Master Co., Ltd.	1,262,000	9,049
zooplus AG, non-registered shares[1]	130,000	8,774
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Mando Corp.	72,600	$ 8,613
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	7,962
POLYTEC Holding AG, non-registered shares	834,369	7,325
Tribhovandas Bhimji Zaveri Ltd.[2]	3,439,332	6,859
Mood Media Corp.[1,2,4]	6,375,000	4,147
Mood Media Corp. (CDI)[1,2,4]	3,710,000	2,413
Golden Eagle Retail Group Ltd.	4,136,000	6,453
Bijou Brigitte modische Accessoires AG	52,000	5,273
Powerland AG, non-registered shares[1,2]	1,200,000	4,886
Talwalkars Better Value Fitness Ltd.[2]	1,694,000	3,340
Alpargatas SA, preferred nominative	449,020	2,891
Ten Alps PLC[1]	3,439,001	61
Five Star Travel Corp.[1,3,4]	96,033	30
CEC Unet PLC[1,2,3]	35,100,775	—
Spot Runner, Inc.[1,3,5]	2,980,544	—
Fontainebleau Resorts LLC, Class A, nonvoting units[1,3,5]	1,900,000	—
		5,243,404

Health care 13.44%

Regeneron Pharmaceuticals, Inc.[1]	1,064,020	332,900
Incyte Corp.[1]	4,445,600	169,600
Synageva BioPharma Corp.[1,2]	2,230,074	141,186
Pharmacyclics, Inc.[1]	894,556	123,824
Molina Healthcare, Inc.[1,2]	3,417,000	121,645
athenahealth, Inc.[1]	950,221	103,156
BioMarin Pharmaceutical Inc.[1]	1,422,500	102,733
Hikma Pharmaceuticals PLC	5,814,153	97,890
Sysmex Corp.	1,470,000	93,618
ArthroCare Corp.[1,2]	2,232,950	79,448
Endo Health Solutions Inc.[1]	1,745,100	79,297
Alnylam Pharmaceuticals, Inc.[1]	1,213,000	77,644
Sirona Dental Systems, Inc.[1]	1,053,000	70,477
Grifols, SA, Class A, non-registered shares	1,234,575	50,690
Grifols, SA, Class B, non-registered shares	463,950	14,232
Myriad Genetics, Inc.[1]	2,758,800	64,832
Centene Corp.[1]	918,500	58,747
Illumina, Inc.[1]	726,600	58,731
Intuitive Surgical, Inc.[1]	155,000	58,322
Algeta ASA[1]	1,460,500	56,348
Exelixis, Inc.[1,2]	9,216,800	53,642
Fisher & Paykel Healthcare Corp. Ltd.	17,602,493	52,924
Emeritus Corp.[1,2]	2,729,700	50,581
Galapagos NV1,2	2,378,928	50,206
Insulet Corp.[1]	1,310,400	47,489
Nihon Kohden Corp.	1,129,600	46,140
MD Medical Group Investments PLC (GDR)[3]	2,498,700	31,209
MD Medical Group Investments PLC (GDR)[3,4]	1,179,100	14,727
GN Store Nord AS	2,137,699	44,979
Carl Zeiss Meditec AG, non-registered shares	1,430,000	42,696
bluebird bio, Inc.[1,2,3,5]	1,179,648	28,623
bluebird bio, Inc.[1,2]	516,000	13,911
VCA Antech, Inc.[1]	1,540,000	42,288
Hologic, Inc.[1]	1,965,000	40,577
Common stocks
		Value
Health care (continued)	Shares	(000)

Orexigen Therapeutics, Inc.[1,2]	6,535,000	$ 40,125
Genomma Lab Internacional, SAB de CV, Series B1	17,303,000	39,498
Teleflex Inc.	460,700	37,906
Cadence Pharmaceuticals, Inc. [1,2]	5,939,969	37,481
Fleury SA, ordinary nominative	4,500,900	37,266
NuVasive, Inc.[1]	1,507,436	36,917
Theravance, Inc.[1]	897,000	36,678
Novadaq Technologies Inc.[1]	2,170,615	35,989
Covance Inc.[1]	400,000	34,584
Virbac SA	160,200	32,509
Tsukui Corp.[2]	2,595,000	31,575
Celesio AG	1,300,000	29,265
PerkinElmer, Inc.	745,000	28,124
Ironwood Pharmaceuticals, Inc., Class A1	1,995,000	23,641
Orthofix International NV1,2	1,116,826	23,297
QIAGEN NV1	968,751	20,884
XenoPort, Inc.[1,2]	3,620,000	20,562
Wright Medical Group, Inc.[1]	770,485	20,094
Nobel Biocare Holding AG1	1,350,000	19,929
Intercept Pharmaceuticals, Inc.[1]	270,000	18,638
HeartWare International, Inc.[1]	250,000	18,303
ChemoCentryx, Inc.[1,2]	3,131,800	17,413
Seattle Genetics, Inc.[1]	372,000	16,305
MEDICA SA	565,000	14,072
JSC Pharmstandard (GDR)[1]	924,610	13,130
Achillion Pharmaceuticals, Inc.[1]	4,130,000	12,473
CONMED Corp.	365,000	12,406
Abaxis, Inc.	262,000	11,030
Idenix Pharmaceuticals, Inc.[1]	1,920,000	10,003
Medivation, Inc.[1]	160,000	9,591
ARIAD Pharmaceuticals, Inc.[1]	520,000	9,568
Tsumura & Co.	315,000	9,223
Krka, dd, Novo mesto	99,787	7,418
Merck Ltd.	299,383	2,736
		3,283,945

Industrials 11.98%

Moog Inc., Class A1,2	2,282,800	133,932
ITT Corp.	3,581,621	128,759
Intertek Group PLC	2,225,000	119,048
MonotaRO Co., Ltd.[2]	3,348,300	97,797
Chart Industries, Inc.[1]	768,400	94,544
US Airways Group, Inc.[1]	4,627,000	87,728
Northgate PLC[2]	10,626,805	73,976
BELIMO Holding AG	28,050	72,114
Oshkosh Corp.[1]	1,340,000	65,633
MTU Aero Engines AG	691,302	64,587
IDEX Corp.	875,000	57,094
MITIE Group PLC	11,709,000	56,090
Polypore International, Inc.[1]	1,360,000	55,719
Waste Connections, Inc.	1,206,000	54,764
Herman Miller, Inc.	1,790,000	52,232
AirAsia Bhd.	66,490,000	52,221
Common stocks
		Value
Industrials (continued)	Shares	(000)

Globaltrans Investment PLC (GDR)	2,028,246	$29,410
Globaltrans Investment PLC (GDR)[4]	1,529,400	22,176
Loomis AB, Class B	2,317,410	51,024
Clean Harbors, Inc.[1]	813,000	47,691
Watsco, Inc.	486,700	45,881
PARK24 Co., Ltd.	2,508,000	44,524
DKSH Holding AG	519,551	44,352
Exponent, Inc.	616,400	44,282
Goodpack Ltd.[2]	30,777,000	42,441
Danieli & C. Officine Meccaniche SpA, nonconvertible shares[1]	2,170,903	42,438
Alliance Global Group, Inc.	77,994,000	42,096
Comfort Systems USA, Inc.[2]	2,476,000	41,621
Landstar System, Inc.	691,000	38,682
KEYW Holding Corp.[1,2]	2,836,400	38,150
Japan Airport Terminal Co. Ltd.	1,581,000	36,495
OSG Corp.	2,003,300	34,952
Mistras Group, Inc.[1,2]	2,052,000	34,884
Harsco Corp.	1,390,994	34,636
Masco Corp.	1,625,000	34,580
Uponor Oyj	1,785,000	33,663
Proto Labs, Inc.[1]	420,452	32,118
Meggitt PLC	3,470,000	30,840
BTS Rail Mass Transit Growth Infrastructure Fund	98,183,700	30,447
Boer Power Holdings Ltd.[2]	39,202,000	29,063
SAI Global Ltd.	6,912,243	28,695
Steelcase Inc., Class A	1,690,000	28,088
TransDigm Group Inc.	190,000	26,353
Harmonic Drive Systems Inc.	1,232,400	25,427
Graco Inc.	340,000	25,180
AIA Engineering Ltd.[2]	4,840,050	24,299
Blount International, Inc.[1]	1,950,500	23,621
Johnson Electric Holdings Ltd.	31,420,000	22,727
Houston Wire & Cable Co.[2]	1,678,900	22,615
Frigoglass SAIC[1,2]	3,052,380	22,588
TrueBlue, Inc.[1]	913,000	21,921
Geberit AG	74,000	19,982
National Express Group PLC	4,727,700	19,616
Luxfer Holdings PLC (ADR)	1,200,000	19,176
Ennis, Inc.	1,050,000	18,942
Flughafen Zürich AG	35,400	18,662
Beacon Roofing Supply, Inc.[1]	500,000	18,435
Société BIC SA	155,500	18,081
SATS Ltd.	6,770,000	17,592
King Slide Works Co., Ltd.	1,999,000	17,477
Concentric AB	1,520,905	16,980
Qantas Airways Ltd.[1]	11,800,000	16,237
Wienerberger AG	868,000	15,242
Regus PLC	5,145,000	15,159
NORMA Group SE, non-registered shares	311,800	15,021
Go-Ahead Group PLC	550,000	14,941
PT AKR Corporindo Tbk	40,759,000	14,079
Singamas Container Holdings Ltd.	56,310,000	13,795
Carborundum Universal Ltd.	7,985,000	13,265
Common stocks
		Value
Industrials (continued)	Shares	(000)

Robert Half International Inc.	337,000	$ 13,153
Cebu Air, Inc.	10,800,000	13,023
ARC Document Solutions, Inc.[1,2]	2,765,764	12,695
Zumtobel AG	765,918	12,330
United Stationers Inc.	272,000	11,832
USG Corp.[1]	397,000	11,346
Mine Safety Appliances Co.	216,000	11,148
Amara Raja Batteries Ltd.	2,173,886	10,098
Andritz AG	170,000	9,994
Teleperformance SA	204,247	9,881
Cummins India Ltd.	1,418,800	9,252
SIA Engineering Co. Ltd.	2,196,000	8,507
Pipavav Defence and Offshore Engineering Co. Ltd.[1]	9,925,000	8,267
Mvelaserve Ltd.[1,2]	9,194,800	8,224
Pfeiffer Vacuum Technology AG, non-registered shares	64,000	7,836
Gujarat Pipavav Port Ltd.[1]	10,180,000	7,504
Global Ports Investments PLC (GDR)	539,000	7,223
China Automation Group Ltd.	27,000,000	5,396
TD Power Systems Ltd.	1,209,982	3,935
Securitas AB, Class B	17,139	196
		2,928,720
Information technology 11.30%

AAC Technologies Holdings Inc.	45,727,000	207,826
Vistaprint NV1,2	1,860,000	105,127
OpenTable, Inc.[1,2]	1,490,000	104,270
Demandware, Inc.[1,2]	2,200,000	101,926
ASM International NV	2,798,000	97,281
Concur Technologies, Inc.[1]	858,869	94,905
National Instruments Corp.	2,960,479	91,568
MercadoLibre, Inc.	575,000	77,573
Anritsu Corp.	4,975,000	63,064
MICROS Systems, Inc.[1]	1,235,000	61,676
Playtech PLC	4,552,421	54,243
Itron, Inc.[1]	1,229,900	52,677
OBIC Co., Ltd.	1,583,300	50,981
Hittite Microwave Corp.[1]	760,950	49,728
AVEVA Group PLC	1,178,495	49,566
Palo Alto Networks, Inc.[1]	1,031,050	47,243
Spectris PLC	1,314,600	46,948
Responsys, Inc.[1,2]	2,815,000	46,447
Liquidity Services, Inc.[1]	1,380,400	46,326
CoStar Group, Inc.[1]	272,000	45,669
Oxford Instruments PLC	2,232,800	45,545
Semiconductor Manufacturing International Corp.[1]	657,550,000	44,086
Dolby Laboratories, Inc., Class A	1,268,400	43,772
Wacom Co., Ltd.	4,547,000	43,437
Finisar Corp.[1]	1,902,000	43,042
Yaskawa Electric Corp.	3,020,000	42,368
Alcatel-Lucent[1]	11,726,125	42,007
ASML Holding NV (New York registered)	408,321	40,326
CDW Corp.[1]	1,760,000	40,181
Kingdee International Software Group Co. Ltd.[1,2]	134,868,000	38,778
Common stocks
		Value
Information technology (continued)	Shares	(000)

SPS Commerce, Inc.[1]	572,000	$ 38,278
International Rectifier Corp.[1]	1,497,734	37,099
Active Network, Inc.[1]	2,570,000	36,777
Power Integrations, Inc.	622,100	33,687
Guidewire Software, Inc.[1]	680,000	32,035
Autodesk, Inc.[1]	705,000	29,025
Global Payments Inc.	561,116	28,662
QIWI PLC, Class B (ADR)	915,000	28,603
Ultimate Software Group, Inc.[1]	193,600	28,537
Neopost SA	375,295	27,330
Trimble Navigation Ltd.[1]	840,000	24,956
Compuware Corp.	2,186,752	24,492
Ellie Mae, Inc.[1]	700,000	22,407
Blackhawk Network Holdings, Inc., Class A1	921,500	22,144
SINA Corp.[1]	270,000	21,916
FireEye, Inc.[1]	517,100	21,475
Splunk Inc.[1]	349,200	20,966
KLA-Tencor Corp.	340,650	20,728
Persistent Systems Ltd.	1,999,379	20,228
Suprema Inc.[1,2]	868,200	19,268
Belden Inc.	300,000	19,215
Hamamatsu Photonics KK	495,000	18,607
Semtech Corp.[1]	620,000	18,594
Immersion Corp.[1]	1,359,900	17,937
Hana Microelectronics PCL	23,935,000	17,676
Halma PLC	1,865,000	17,104
Demand Media, Inc.[1]	2,696,660	17,043
Pandora Media, Inc.[1]	675,000	16,963
SciQuest, Inc.[1]	740,000	16,620
Info Edge (India) Ltd.	3,160,000	16,016
Agilysys, Inc.[1,2]	1,280,591	15,265
Vocus, Inc.[1,2]	1,513,538	14,091
RealPage, Inc.[1]	548,000	12,692
Tangoe, Inc.[1]	500,000	11,930
Kapsch TrafficCom AG, non-registered shares	227,001	11,240
PT Multipolar Tbk	370,740,000	11,205
Monster Worldwide, Inc.[1]	2,226,000	9,839
PChome Online Inc.	1,649,788	9,486
Youku Inc., Class A (ADR)[1]	300,000	8,220
Kingboard Laminates Holdings Ltd.	13,477,281	5,560
NetSuite Inc.[1]	50,000	5,397
Cognex Corp.	161,202	5,055
China High Precision Automation Group Ltd.[2,3]	67,422,000	3,477
WIN Semiconductors Corp.	3,690,000	3,476
Remark Media, Inc.[1]	108,065	407
		2,760,314

Financials 8.93%

Financial Engines, Inc.	2,335,000	138,792
SVB Financial Group[1]	1,355,900	117,109
Ocwen Financial Corp.[1]	1,900,000	105,963
GT Capital Holdings, Inc.	5,852,200	102,151
Onex Corp.	1,855,700	97,465
Common stocks
		Value
Financials (continued)	Shares	(000)

Validus Holdings, Ltd.	2,495,000	$92,265
Tokyo Tatemono Co., Ltd.	7,865,000	71,853
Kotak Mahindra Bank Ltd.	5,540,098	60,007
East West Bancorp, Inc.	1,855,000	59,267
Greenhill & Co., Inc.	1,167,000	58,210
HCC Insurance Holdings, Inc.	1,257,000	55,082
Altisource Portfolio Solutions SA1	392,773	54,992
First Republic Bank	1,141,825	53,243
Home Loan Servicing Solutions, Ltd.	2,299,000	50,601
Sterling Financial Corp.[4]	1,666,668	47,750
Sterling Financial Corp.	24,500	702
Altisource Asset Management Corp.[1]	90,869	47,751
LSL Property Services PLC[2]	5,956,350	44,670
BOK Financial Corp.	680,000	43,078
Security Bank Corp.	14,213,260	42,796
VZ Holding AG	255,548	42,669
Fibra Uno Administración, SA de CV	15,355,891	42,539
Rayonier Inc.[1]	728,400	40,535
Assured Guaranty Ltd.	2,100,000	39,375
Altisource Residential Corp.	1,543,731	35,475
Kemper Corp.	1,000,000	33,600
Talmer Bancorp, Inc., Class A1,3,5	3,068,056	33,135
East West Banking Corp.[1]	52,440,000	32,338
Leucadia National Corp.	1,104,516	30,087
ING Vysya Bank Ltd.	3,220,297	27,558
Primerica, Inc.	650,000	26,221
Banca Generali SpA	1,123,069	25,373
Shriram Transport Finance Co. Ltd.	2,749,484	25,202
Old Republic International Corp.	1,635,000	25,179
Mercury General Corp.	500,000	24,155
Starwood Property Trust, Inc.	980,000	23,491
Tune Ins Holdings Bhd.[1]	36,816,000	23,042
Redwood Trust, Inc.	1,110,000	21,856
Endurance Specialty Holdings Ltd.	400,000	21,488
Capitol Federal Financial, Inc.	1,697,000	21,094
Popular, Inc.[1]	781,229	20,492
GRUH Finance Ltd.	5,450,000	18,647
RenaissanceRe Holdings Ltd.	205,000	18,559
Macquarie Mexican REIT	10,776,000	18,367
K. Wah International Holdings Ltd.	33,275,000	17,933
Brait SE1	4,211,232	17,931
Crédito Real, SAB de CV1	10,961,030	17,493
Home Federal Bancorp, Inc.[2]	1,384,249	17,414
ICG Group, Inc.[1]	1,137,000	16,134
Mahindra Lifespace Developers Ltd.[2]	2,157,380	13,980
CenterState Banks, Inc.	1,375,400	13,314
Manappuram Finance Ltd.[2]	54,930,986	12,723
PT Agung Podomoro Land Tbk	513,736,500	12,422
Bao Viet Holdings	4,137,486	7,329
First Southern Bancorp, Inc. [1,2,3,5]	1,344,915	7,155
Metropolitan Bank & Trust Co.	3,252,015	6,199
Supalai PCL	6,894,900	3,483
ARA Asset Management Ltd.	2,446,620	3,189
Common stocks
		Value
Financials (continued)	Shares	(000)

Siam Future Development PCL	6,602,449	$ 1,224
		2,182,147
Consumer staples 5.43%

Super Group Ltd.[2]	44,597,000	150,724
Puregold Price Club, Inc.[2]	149,636,300	143,313
PZ Cussons PLC	14,102,300	94,494
Raia Drogasil SA, ordinary nominative	8,579,374	70,956
Nu Skin Enterprises, Inc., Class A	687,200	65,793
Emmi AG	208,600	62,164
Glanbia PLC	4,737,600	62,048
Emami Ltd.	7,815,000	60,543
Coca-Cola Icecek AS, Class C	2,240,297	57,115
O’Key Group SA (GDR)	4,234,800	50,394
Hypermarcas SA, ordinary nominative	6,182,300	49,876
Davide Campari-Milano SpA	5,388,500	46,728
Herbalife Ltd.	630,000	43,955
PT Sumber Alfaria Trijaya Tbk	786,367,220	38,707
Green Mountain Coffee Roasters, Inc.[1]	492,000	37,062
Sprouts Farmers Market, Inc.[1]	780,600	34,651
Bizim Toptan Satis Magazalari AS, non-registered shares[2]	2,466,000	31,862
COSMOS Pharmaceutical Corp.	242,200	31,810
Origin Enterprises PLC	3,213,300	29,295
Kernel Holding SA1	1,642,578	25,931
Wumart Stores, Inc., Class H	11,980,000	21,347
Eurocash SA	1,365,000	21,034
Petra Foods Ltd.	6,683,000	18,431
VST Industries Ltd.	715,400	17,157
PriceSmart, Inc.	167,700	15,972
Real Nutriceutical Group Ltd.	39,400,000	10,058
Sundrug Co., Ltd.	194,900	9,716
Tilaknager Industries Ltd.[2]	8,890,000	8,073
Marfrig Alimentos SA, ordinary nominative[1]	2,003,206	5,468
R.E.A. Holdings plc[4]	800,000	4,954
HITEJINRO CO., LTD.	178,039	4,531
Godfrey Phillips India Ltd.	86,075	3,509
		1,327,671

Energy 5.19%

Ophir Energy PLC[1,2]	30,708,378	165,945
InterOil Corp.[1]	2,129,500	151,855
Zhaikmunai LP (GDR)[4]	4,669,500	60,704
Zhaikmunai LP (GDR)	353,650	4,597
Peyto Exploration & Development Corp.	2,084,500	61,601
Keyera Corp.	971,200	55,195
Frank’s International NV	1,814,600	54,311
Bonanza Creek Energy, Inc.[1]	1,095,000	52,845
Pacific Rubiales Energy Corp.	2,651,038	52,349
Gulf Keystone Petroleum Ltd.[1,4]	15,715,000	49,356
Concho Resources Inc.[1]	403,000	43,850
Ultra Petroleum Corp.[1]	2,047,000	42,107
Paramount Resources Ltd.[1]	1,105,000	38,587
Africa Oil Corp.[1]	2,973,292	23,612
Common stocks
		Value
Energy (continued)	Shares	(000)

Africa Oil Corp.[1,5]	1,865,775	$ 14,817
Diamondback Energy, Inc.[1]	900,000	38,376
C&J Energy Services, Inc.[1]	1,849,000	37,128
Core Laboratories NV	213,900	36,194
Oasis Petroleum Inc.[1]	724,000	35,570
Heritage Oil Ltd.[1]	10,628,000	30,626
Comstock Resources, Inc.	1,798,111	28,608
Exillon Energy PLC[1]	7,684,660	25,877
SBM Offshore NV1	842,670	16,695
Tourmaline Oil Corp.[1]	410,000	16,658
Genel Energy PLC[1]	1,067,800	16,232
Bill Barrett Corp.[1]	550,000	13,811
BNK Petroleum Inc.[1,2]	11,543,380	13,672
Amerisur Resources PLC[1]	16,000,000	12,757
Falkland Oil and Gas Ltd.[1,2]	24,225,000	11,079
Lekoil Ltd. (CDI)[1,2,4]	14,070,000	9,709
Tethys Petroleum Ltd.[1]	12,161,000	7,910
Tethys Petroleum Ltd. (GBP denominated)[1]	1,147,487	743
African Petroleum Corp. Ltd.[1]	64,234,727	7,191
Coal of Africa Ltd.[1]	51,458,685	6,998
Kværner ASA	3,320,000	5,471
Semirara Mining Corp.	909,910	5,016
Borders & Southern Petroleum PLC[1]	20,265,000	5,003
Prosafe SE	600,000	4,789
Hunting PLC	350,000	4,519
Range Resources Ltd.[1]	100,000,000	3,327
Petrodorado Energy Ltd.[1,2]	38,400,000	1,491
LNG Energy Ltd.[1,4]	13,000,000	189
		1,267,370
Materials 5.14%

Chr. Hansen Holding A/S	3,426,000	121,303
AptarGroup, Inc.	1,832,591	110,194
Schweitzer-Mauduit International, Inc.[2]	1,742,800	105,492
James Hardie Industries PLC (CDI)	9,733,929	96,983
Yingde Gases Group Co. Ltd.	74,894,250	73,196
OM Group, Inc.[1,2]	1,820,000	61,480
PolyOne Corp.	1,992,000	61,174
Kenmare Resources PLC[1]	109,972,782	50,740
African Minerals Ltd.[1]	11,233,121	40,917
Synthomer PLC	10,400,000	40,088
Silgan Holdings Inc.	838,500	39,409
Boral Ltd.	7,960,000	35,644
CPMC Holdings Ltd.	46,500,000	34,594
Frutarom Industries Ltd.	1,776,332	32,396
Sealed Air Corp.	1,135,000	30,861
FUCHS PETROLUB AG	358,647	25,909
Greatview Aseptic Packaging Co. Ltd.	45,233,000	25,836
Tiangong International Co. Ltd.	96,106,000	25,402
Symrise AG	532,000	23,567
Yip’s Chemical Holdings Ltd.	26,888,000	23,366
Ube Industries, Ltd.	12,412,000	23,360
Stillwater Mining Co.[1]	1,990,000	21,910
Common stocks
		Value
Materials (continued)	Shares	(000)

Valspar Corp.	333,700	$ 21,167
Croda International PLC	470,000	20,201
Arkema SA	180,000	20,053
Gem Diamonds Ltd.[1,2]	7,750,000	18,945
Lonmin PLC[1]	2,910,000	15,042
Mountain Province Diamonds Inc.[1]	2,222,222	11,801
Duluth Metals Ltd.[1,2]	7,699,700	8,821
Sirius Minerals PLC[1]	52,304,735	8,434
United Phosphorus Ltd.	2,950,000	6,825
Cape Lambert Resources Ltd.[1,2]	47,330,825	5,740
J.K. Cement Ltd.	1,788,638	5,358
Siam City Cement PCL	183,400	2,369
Eastern Platinum Ltd.[1]	37,125,000	2,343
China Forestry Holdings Co., Ltd.[1,3]	29,142,000	1,315
Gran Colombia Gold SA1,2	906,700	1,118
Hummingbird Resources PLC[1]	1,650,000	1,082
Mwana Africa PLC[1,4]	45,749,230	1,000
Rusoro Mining Ltd.[1]	21,437,000	624
Vatukoula Gold Mines PLC[1]	3,214,081	407
		1,256,466

Utilities 2.09%

ENN Energy Holdings Ltd.	42,058,296	233,720
Manila Water Co., Inc.[2]	104,200,900	67,608
Infraestructura Energética Nova, SAB de CV1	16,939,800	65,394
APR Energy PLC	3,371,600	53,027
Ratchaburi Electricity Generating Holding PCL	13,308,300	21,273
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipt	9,186,700	14,685
Energy World Corp. Ltd.[1]	47,700,000	21,582
Greenko Group PLC[1,2]	9,748,155	19,490
Mytrah Energy Ltd.[1,2]	10,418,000	15,095
		511,874

Telecommunication services 1.43%

Telephone and Data Systems, Inc.	2,731,869	80,727
Cogent Communications Group, Inc.	1,765,000	56,921
PT Sarana Menara Nusantara Tbk[1]	150,403,500	36,042
NII Holdings, Inc., Class B1	5,595,000	33,962
Total Access Communication PCL	9,964,000	33,765
Iridium Communications Inc.[1,2]	4,721,812	32,486
T-Mobile US, Inc.	576,650	14,976
tw telecom inc.[1]	500,000	14,933
Hellenic Telecommunications Organization SA1	1,250,000	13,021
Visto Corp.[1,3,5]	3,636,364	12,764
NewSat Ltd.[1]	14,400,563	6,180
NewSat Ltd.[1,4]	12,155,000	5,216
Hutchison Telecommunications Hong Kong Holdings Ltd.	22,200,000	9,617
		350,610

Miscellaneous 4.96%

Other common stocks in initial period of acquisition		1,212,383
Total common stocks (cost: $15,135,101,000)		22,324,904

Warrants 0.00%
		Value
Energy 0.00%	Shares	(000)

Pacific Coal Resources Ltd., warrants, expire 2016[1,3]	1,214,285	$ —
Total warrants (cost: $1,125,000)		—
Convertible securities 0.50%
	Shares or
Consumer discretionary 0.32%	principal amount

Coupons.com Inc., Series B, convertible preferred[1,2,3,5]	8,191,724	77,657
Spot Runner, Inc., Series C, convertible preferred[1,3,5]	1,626,016	—
		77,657

Financials 0.06%

OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[5]	6,000	9,360
First Southern Bancorp, Inc., Series C, convertible preferred[1,2,3,5]	2,299	4,759
		14,119

Health care 0.05%

Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[2,3,5]	2,789,614	12,490

Energy 0.05%

Clean Energy Fuels Corp. 5.25% convertible notes 2018[4]	$10,833,000	11,104

Telecommunication services 0.02%

Iridium Communications Inc., Series A, convertible preferred[2,4]	60,000	5,979
Total convertible securities (cost: $81,559,000)		121,349
Bonds, notes & other debt instruments 0.30%
	Principal amount
U.S. Treasury bonds & notes 0.30%	(000)

U.S. Treasury 0.25% 2014	$ 5,000	5,005
U.S. Treasury 0.25% 2015	19,700	19,698
U.S. Treasury 4.00% 2015[6]	45,500	47,871
Total bonds, notes & other debt instruments (cost: $72,526,000)		72,574

Short-term securities 8.21%

Freddie Mac 0.08%–0.16% due 10/22/2013–5/1/2014	573,800	573,714
Fannie Mae 0.13%–0.16% due 10/1–12/16/2013	160,200	160,196
Bank of Nova Scotia 0.09%–0.18% due 12/4/2013–1/24/2014	146,800	146,724
Nordea Bank AB 0.15%–0.225% due 11/18/2013–1/3/2014[4]	125,500	125,470
Federal Home Loan Bank 0.05%–0.13% due 10/4/2013–3/21/2014	117,600	117,591
Toronto-Dominion Holdings USA Inc. 0.12%–0.23% due 10/24/2013–2/24/2014[4]	101,700	101,679
Sumitomo Mitsui Banking Corp. 0.15%–0.215% due 10/23–12/5/2013[4]	97,500	97,485
Victory Receivables Corp. 0.16%–0.17% due 10/1–10/16/2013[4]	64,700	64,698
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 10/9/2013[4]	11,900	11,900
International Bank for Reconstruction and Development 0.08%–0.12% due 10/4–10/15/2013	72,900	72,898
Thunder Bay Funding, LLC 0.20%–0.22% due 11/15–11/25/2013[4]	68,695	68,675
BHP Billiton Finance (USA) Limited 0.11% due 11/19–11/21/2013[4]	56,100	56,085
KfW 0.165% due 11/8/2013[4]	50,000	49,994

	Principal amount	Value
Short-term securities	(000)	(000)

Toyota Credit Canada Inc. 0.14%–0.17% due 10/8–10/28/2013	$43,000	$ 42,998
BNZ International Funding Ltd. 0.205% due 10/11/2013[4]	42,000	41,998
American Honda Finance Corp. 0.11% due 11/6/2013	41,200	41,193
Federal Farm Credit Banks 0.15% due 11/21/2013	39,900	39,899
Commonwealth Bank of Australia 0.22% due 10/29/2013[4]	30,200	30,197
Coca-Cola Co. 0.12% due 10/4/2013[4]	30,000	30,000
Electricité de France 0.17% due 10/16/2013[4]	25,400	25,398
Québec (Province of) 0.12% due 11/26/2013[4]	25,000	24,992
Svenska Handelsbanken Inc. 0.18% due 11/20/2013[4]	24,800	24,794
Private Export Funding Corp. 0.23% due 11/5/2013[4]	23,000	22,997
Chariot Funding, LLC 0.24% due 12/11/2013[4]	20,000	19,996
Wal-Mart Stores, Inc. 0.08% due 10/30/2013[4]	16,100	16,099
Total short-term securities (cost: $2,007,485,000)		2,007,670
Total investment securities (cost: $17,297,796,000)		24,526,497
Other assets less liabilities		(85,824)
Net assets		$24,440,673

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $235,631,000, which represented .96% of the net assets of the fund.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,051,911,000, which represented 4.30% of the net assets of the fund.

5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$ 45,000	$ 77,657.32%
Talmer Bancorp, Inc., Class A	4/28/2010–12/12/2012	21,244	33,135.14
bluebird bio, Inc.	7/20/2012	11,149	28,623.12
Africa Oil Corp.	8/27/2012	20,000	14,817.06
Visto Corp.	12/3/2012	14,460	12,764.05
Ultragenyx Pharmaceutical Inc., Series B,
convertible preferred	12/17/2012	7,726	12,490.05
OFG Bancorp, Series C, 8.75% noncumulative
convertible preferred	6/28/2012	6,000	9,360.04
First Southern Bancorp, Inc.	12/17/2009	22,070	7,155.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	—	4,759.02
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	—	.00
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	—	.00
Spot Runner, Inc., Series C, convertible preferred	12/25/2006	6,000	—	.00
Total restricted securities		$190,220	$200,760.83%

6A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $349,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-035-1113O-S37718

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2013, and for the year then ended and have issued our report thereon dated November 8, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 8, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 29, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 29, 2013